Exhibit 10.5

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1931, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED.

Right to Purchase:  Up to five and one-third percent of issued and outstanding shares of Common Stock of ECOLOCAP SQLUTIONS INC. at the time of exercise of this Warrant (subject to adjustment as provided herein) (the "Warrant Share Amount").

COMMON STOCK PURCHASE WARRANT

No.: 3,  Issue Date:  December 19, 2016

ECOLOCAP SOLUTIONS, INC., a corporation organized under the laws of the State of NEVADA, hereby certifies that, for value received Lakeshore Recycling Systems, LLC, ("LRS"), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) at any time after the Issue Date, fully paid and non-assessable shares of Common Stock (as hereinafter defined), $0.0001 par value per share equal to the Warrant Share Amount, at the applicable Exercise Price per share (as defined below). The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

1.            Definitions.  As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)            The term "Common Stock" includes (i) the Company's common stock, par value $0.0001 per share; and (ii) any other securities into which or for which any of the securities described in the preceding clause (i) may be convened or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(b)            The term "Company" shall include EcoloCap Solutions, Inc., a Nevada corporation, and any person or entity which shall succeed, or assume the obligations of, EcoloCap Solutions, Inc. hereunder.

(c)            The "Exercise Price" applicable under this Warrant shall be $0.005 per share.

(d)            The "Exercise Time" for the Warrant is the period between March 31, 2017 and December 15, 2026.

(e)            The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which LRS at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

(f)            The term "Trading Day" means any day during which the principal market on which the Common Stock is traded shall be open for business.

2.            Exercise of Warrant.

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(a)            Number of Shares Issuable upon Exercise. ·From and after the date hereof, LRS shall be entitled to receive, upon exercise of this Warrant in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the "Exercise Notice"), shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

(b)            Fair Market Value.  For purposes hereof, the "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(i)            If the Company's Common Stock is traded on the American Stock Exchange or another national exchange or is quoted on the National or Capital Market of The Nasdaq Stock Market, Inc. ("Nasdaq"), then the closing or last sale price; respectively, reported for the last Trading Day immediately preceding the Determination Date.

(ii)           If the Company's Common Stock is not traded on the American Stock Exchange or another national exchange or on the Nasdaq but is traded on the NASD Over the Counter Bulletin Board, then the mean of the average of the closing bid and asked prices reported for the last Trading Day immediately preceding the Determination Date.

(c)            Company Acknowledgment.  The Company will, at the time of the exercise of this Warrant, upon the request of LRS hereof acknowledge in writing its continuing obligation to afford to LRS any rights to which LRS shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If LRS shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford LRS any such rights.

(d)            Trustee for LRS.  In the event that a· bank or trust company shall have been appointed as trustee for LRS, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such r successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 2.

(e)            Termination of Warrant.  In the event the Warrant is not exercised within the Exercise Time, the right to exercise shall terminate.

3.                Procedure for Exercise.  Delivery of Stock Certificates, Etc., on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to LES as the record owner of such shares as of the close of business on the date on whih this Warrant shall have been surrendered and payment made for such shares in accordance herewith. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within lhree (3) Trading Days thereafter, the Company will cause to be issued in the name of and delivered to LRS, or as LRS (upon payment by LRS of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and non-assessable shares of Common Stock (or Other Securities) to which LRS shall be entitled on such exercise, plus, in lieu of any fractional share to which LRS would otherwise be entitled, cash equal to such fraction multiplied by the Exercise Price of one full share, together with any other stock or other securities and property (including cash, where applicable) to which LRS is entitled upon such exercise pursuant to Section 2 or otherwise.

4.                Exercise Procedure.  Payment of the Exercise Price shall be made at the option of LRS by one or more of the following methods: (i) by delivery of a certified or official bank check in the amowtt of such Exercise Price, (ii) by instructing the Company to withhold a number of shares of Colllmon Stock then issuable upon exercise of this Warrant with an aggregate Fair Market Value equal to

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such Exercise Price (the "Share Withholding Option"), or (iii) by surrendering to the Company shares of Common Stock previously acquired by LRS with an aggregate Fair Market Value equal to such Exercise Price, In the event of any withholding of shares of Common Stock or surrender of shares of Common Stock pursuant to clause (ii) or (iii) above where the number of shares whose Fair Market Value is equal to the Exercise Price is not a whole number, the number of shares of Common Stock withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to LRS based on the incremental fraction of a share being so withheld by or surrendered to the Company. The exercise of this Warrant by LRS may require the Company to file a Current Report on Form 8-K.

5.                Effect of Reorganization. Etc.  If any (i) reorganization or reclassification of Common Stock, (ii) consolidation or merger of the Company with or into another corporation, or (iii) sale of all or substantially all of the Company's operating assets to another corporation followed by a liquidation of the Company (any such transaction shall be referred to herein as an "Event"), is effected in such a way that holders of Common Stock are entitled to receive securities and/or assets as a result of their Common Stock ownership, LRS, upon exercise of this Warrant, shall be entitled to receive such shares. of stock, securities or assets which LRS would have received had it fully exercised this Warrant on or prior the record date for such Event. The Company shall not merge into or consolidate with another corporation or sell all of its assets to another corporation for consideration consisting primarily of securities of such corporation, unless the successor or acquiring corporation, as the case may be, shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed or observed by the Company and all of the obligations and liabilities hereunder, subject to such modification (determined by resolution of the Board of Directors of the Company) in order to provide for adjustments which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 5. The foregoing provisions shall similarly apply to successive Events.

6.                No Impairment.

(a)            The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of LRS against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable the shares of Common Stock upon the exercise of this Warrant, free and clear of all liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(b)            The Company shall not at any time, except upon dissolution, liquidation or winding up of the Company, close its share transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of this Warrant.

7.                Reservation of Stock, Etc., Issuable on Exercise of Warrant.  The Company will not need to reserve and keep available for issuance and delivery on the exercise of this Warrant, shares of Common Stock (or Other Securities) in excess of the Warrant Share Amount.

8.                Assignment Exchange of Warrant. Subject 1.0 compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by LRS hereof (a "Transferor") in whole or in part. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the
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form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, the provision of a legal opinion from the Transferor's counsel (at LRS's expense) that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense, with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

9.                Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

10.            Remedies.  LRS, in addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

11.            Registration Rights.-Intentionally left blank.

12.      Warrant Agent.  The Company transfer agent of record will act as agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 2, exchanging this Warrant and replacing this Warrant pursuant to Section 7, 8 and 9, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

13.            Transfer on the Company's Books.  Until this Warrant is transferred on the books of the Company, the Company may treat LRS as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

14.            Notices, Etc.  All notices and other communications from the Company to LRS shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by LRS.

15.            Miscellaneous.

(a)            This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION BROUGHT CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS WARRANT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF ILLINOIS OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF ILLINOIS.

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(b)            The individuals executing this Warrant on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorneys' fees and costs. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect _any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision 'hereof. The Company acknowledges that legal counsel participated in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities ate to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

ECOLOCAP SOLUTIONS, INC.

By:	MICHAEL SIEGEL
Its:	CEO
Witness:	JEUNG KWAK

SIGNATURE PAGE TO WARRANT
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EXHIBIT A

FORM OF SUBSCRIPTION

(To Be Signed Only On Exercise of Warrant)

TO: EcoloCap Solutions, Inc.

Attention: Chief Financial Officer

l.            The undersigned, pursuant to the provisions set forth in the attached Warrant (No.), hereby irrevocably elects to purchase (check applicable box):

(a)            shares of the Common Stock covered by such Warrant; or

(b) the maximum number of shares of Common Stock covered by such Warrant The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $______.

Such payment takes the form of lawful money of the United States.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to whose address is:

__________________________

__________________________

__________________________

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated:    ____________________________________________________________

(Signature must conform to name of LRS as specified on the face of the Warrant)

Address:  ____________________________________________________________

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EXHIBIT B

FORM OF TRANSFEROR ENDORSEMENT

(To Be Signed Only On Transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of EcoloCap Solutions, Inc. into which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of EcoloCap Solutions, Inc. with full power of substitution in the premises.

Percentage    __________________   Number  _________________

Transferees  _______________  Address Transferred  ________________________________  Transferred  ____________________
Dated:    ____________________________________________________________

(Signature must conform to name of LRS as specified on the face of the Warrant)

Address:
__________________________

__________________________

__________________________

SIGNED IN THE PRESENCE OF:

_______________________________________
(Name)

ACCEPTED AND AGREED: [TRANSFEREE]

_______________________________________
(Name)

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